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                        SUPPLEMENT DATED OCTOBER 1, 1998
                             TO THE PROSPECTUSES OF
                     TEMPLETON FOREIGN FUND - ADVISOR CLASS
                   TEMPLETON GROWTH FUND, INC. - ADVISOR CLASS
                              dated January 1, 1998

The prospectus is amended as follows:

I.The section "Opening Your Account," found under "How Do I Buy Shares?", is replaced in its entirety with the following:

OPENING YOUR ACCOUNT
Shares of the Fund may be purchased without a sales charge. Currently, shares of the Fund are only available to:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Accounts managed by the Franklin Templeton Group. There is no minimum initial investment requirement.

6. The Franklin Templeton Profit Sharing 401(k) Plan. There is no minimum initial investment requirement.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

  1. Read this prospectus carefully.
  2. Determine how much you would like to invest. The Fund's minimum investments are:

     /bullet/ To open your account           Varies
     /bullet/ To add to your account         $25

     Certain investors are subject to different minimums, as described above. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

  METHOD                      STEPS TO FOLLOW
------------------------------------------------------------------------------
  BY MAIL                     For an initial investment:
                                Return the application to the Fund with your
                                 check made payable to the Fund.

                              For additional investments:
                                Send a check made payable to the Fund. Please include your account number on the check.
-------------------------------------------------------------------------------
  BY WIRE 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                              2. For an initial investment you must also return your signed shareholder application to the Fund.

                              IMPORTANT  DEADLINES:  If we receive  your call
                              before 1:00 p.m. Pacific time and the bank
                              receives the wired funds and reports the receipt
                              of wired funds to the Fund by 3:00 p.m. Pacific
                              time, we will credit the  purchase to your account
                              that day.  If we receive  your call  after 1:00
                              p.m. or the bank  receives the wire after 3:00
                              p.m., we will credit the purchase to your account
                              the following business day.
-------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
-------------------------------------------------------------------------------

PAGE


II. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

     /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

III. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

  3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, or the series of Franklin Templeton Fund Allocator Series.

V. The second sentence in the section "Services to Help You Manage Your Account
- Automatic Investment Plan" is replaced with the following:

  Under the plan, you can have money transferred automatically from your checking or savings account to the Fund each month to buy additional shares.

VI. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

  If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

VII. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

  ELECTRONIC FUND TRANSFERS

  You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

VIII. The following paragraphs are added to the end of the section "What Are the Risks of Investing in the Fund?":

     Euro. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Global Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

               Please keep this supplement for future reference.